Top Series of Variable Annuities

The Ohio National Life Insurance Company

Ohio National Variable Account A

Ohio National Variable Account B

Supplement dated February 7, 2014

to the Prospectuses dated May 1, 2013

The following supplements and amends the prospectuses dated May 1, 2013, as previously supplemented:

Effective April 15, 2014, the following portfolio will not be an available option for the allocation of purchase payments or transfer of contract value:

Fund and Portfolio	Investment Adviser (Subadviser)
Calvert Variable Series, Inc.
Calvert VP SRI Equity Portfolio	(Atlanta Capital Management Company, LLC)

If you have existing allocation instructions that include this portfolio, you will need to update your allocations.